Financial instruments and risk management	12 Months Ended
Dec. 31, 2021
Financial instruments and risk management
Financial instruments and risk management

3.  Financial instruments and risk management

Financial risk management

The Company’s activities are exposed to different financial risks stemmed from exogenous variables which are not under their control but whose effects might be potentially adverse such as: (i) market risk, (ii) credit risk, and (iii) liquidity risk.

The Company’s global risk management program is focused on uncertainty in the financial markets and tries to minimize the potential adverse effects on net earnings and working capital requirements. The Company uses derivative financial instruments to hedge part of such risks. The Company does not enter into derivatives for trading or speculative purposes. The sources of these financial risk exposures are included in both “on balance sheet” exposures, such as recognized financial assets and liabilities, as well as in “off-balance sheet” contractual agreements and on highly expected forecasted transactions.

These on and off-balance sheet exposures, depending on their profiles, do represent potential cash flow variability exposure, in terms of receiving less inflows or facing the need to meet outflows which are higher than expected, therefore increase the working capital requirements.

Since adverse movements erode the value of recognized financial assets and liabilities, as well some other off-balance sheet financial exposures, there is a need for value preservation, by transforming the profiles of these fair value exposures. The Company has a Finance and Risk Management department, which identifies and measures financial risk exposures, in order to design strategies to mitigate or transform the profile of certain risk exposures, which are taken up to the corporate governance level for approval.

Market risk

a)  Jet fuel price risk

Since the contractual agreements with jet fuel suppliers include reference to jet fuel index, the Company is exposed to fuel price risk which might have an impact on the forecasted consumption volumes. The Company’s jet fuel risk management policy aims to provide the Company with protection against increases in jet fuel prices. In an effort to achieve the aforesaid, the risk management policy allows the use of derivative financial instruments available on over the counter (“OTC”) markets with approved counterparties and within approved limits. Aircraft jet fuel consumed in the years ended December 31, 2021, 2020 and 2019 represented 34%, 26% and 38% (includes derivative and non-derivative financial instruments) of the Company’s operating expenses, respectively. The foreign currency risk is disclosed within subsection b) in this note.

During the year ended December 31, 2021, the Company did not enter into derivative financial instruments to hedge US Gulf Coast Jet Fuel 54 Asian call options and US Gulf Coast Jet Fuel 54 Asian Zero-Cost collar options. As of the year ended December 31, 2020, the Company entered into US Gulf Coast Jet fuel 54 Asian call options designated to hedge 23,967 thousand gallons. Such hedges represented a portion of the projected consumption for the 2Q20, 3Q20 & 1Q21. Additionally, during the year ended December 31, 2020, the Company entered into US Gulf Coast Jet Fuel 54 Asian Zero-Cost collar options designated to hedge 81,646 thousand gallons. Such hedges represented a portion of the projected consumption for the 2Q20, 2H20 & 2Q21.

As of the year ended December 31, 2020 the Company recognized an unwind of the Zero cost collar of Ps.42,643 which was recognized as part of finance cost.

In accordance with IFRS 9 the Company separates the intrinsic value from the extrinsic value of an option contract; as such, the change in the intrinsic value can be designated as hedge accounting. Because extrinsic value (time and volatility values) of the Asian call options is related to a “transaction related hedged item”, it is required to be segregated and accounted for as a cost of hedging in OCI and accrued as a separate component of stockholders’ equity until the related hedged item matures and therefore impacts profit and loss.

The underlying (US Gulf Coast Jet Fuel 54) of the options held by the Company is a consumption asset (energy commodity), which is not in the Company’s inventory. Instead, it is directly consumed by the Company’s fleet at different airport terminals. Therefore, although a non-financial asset is involved, its initial recognition does not generate an adjustment in the Company’s inventories.

Rather, it is initially accounted for in the Company’s OCI and a reclassification adjustment is made from OCI to profit and loss and recognized in the same period or periods in which the hedged item is expected to be allocated to profit and loss. Furthermore, the Company hedges its forecasted jet fuel consumption month after month, which is congruent with the maturity date of the monthly serial “Asian call options and Zero-Cost Collars”.

All the Company’s Asian calls matured throughout the first quarter of 2021. The Zero-Cost Collars matured throughout the second quarter of 2021, leaving no outstanding fuel position going forward as of December 31, 2021.

As of December 31, 2020, the fair value of the outstanding US Gulf Coast Jet Fuel Asian call options was an unrealized gain of Ps.206; as for the Zero-Cost Collars it was an unrealized loss of Ps.9,657 and is presented as part of the derivative financial assets and derivative financial liabilities in the consolidated statement of financial position. (See Note 4).

During the year ended December 31, 2021, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of Ps.12,577.

During the year ended December 31, 2020, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of Ps.33,627 (Ps.20,646 which was recognized in the fuel cost and an expense of Ps.12,981 in finance cost). During the year ended December 31, 2019, the intrinsic value of the Asian call options recycled to the fuel cost was an expense of Ps.61,069.

During the year ended December 31, 2021, there was no cash flow to recycle for the Zero-Cost collar position.

During the year ended December 31, 2020, the intrinsic value of the Zero-Cost Collars recycled to the fuel cost was an expense of Ps.1,271,462 (Ps.835,884 which was recognized in the fuel cost and an expense of Ps.435,578 in finance cost) and for the year ended December 2019 the intrinsic value of the Zero-Cost Collars recycled to the fuel cost was an expense of Ps.9,477.

The cost of hedging derived from the extrinsic value changes of the jet fuel hedged position as of December 31, 2020 recognized in other comprehensive income totals Ps.21,650. As of December 31, 2019 the benefits of the hedges was Ps.(133,567), and was recycled to the fuel cost in 2021, as these options were expired on a monthly basis and the jet fuel was consumed.

During the year ended December 31, 2021, all the derivative financial instruments were effective.

For the period ended December 31, 2021, there was no cost of hedging as all the derivatives position matured all through 2Q21.

As of December 31,2021, the Company didn´t hold any outstanding fuel position.

The following table includes the notional amounts and strike prices of the derivative financial instruments outstanding as of the end of December 2020:

	Position as of December 31, 2020
	Jet fuel Asian call and Zero-Cost
	collars option contracts maturities
	1 Half 2021		2 Half 2021		2021 Total
Jet fuel risk Asian Calls
Notional volume in gallons (thousands)*		7,280		—		7,280
Strike price agreed rate per gallon (U.S.dollars) **	US$	1.90		—	US$	1.90
Approximate percentage of hedge (of expected consumption value)		6%		—%		3%
Jet fuel risk Zero-Cost collars
Notional volume in gallons (thousands)*		7,556		—		7,556
Strike price agreed rate per gallon (U.S. dollars) **	US$	1.23/1.93	US$	—	US$	1.23/1.93
Approximate percentage of hedge (of expected consumption value)		6%		—%		3%
All-in
Approximate percentage of hedge (of expected consumption value)		12%		—%		6%

* US Gulf Coast Jet 54 as underlying asset

** Weighted average

Fuel Sensitivity

The sensitivity analysis provided below presents the impact of a change of US$0.01 per gallon in fuel market spot price in the Company´s financial performance. Considering these figures, an increase of US$0.01 per gallon in the fuel prices during 2021 and 2020 would have impacted the Company’s operating costs in US$2,731 and US$1,762, respectively.

	As of December 31,
	2021	2020
	Operating costs	Operating costs
	(In thousands of U.S. dollars)
+ US$0.01 per gallon	2,731	1,762
- US$0.01 per gallon	(2,731)	(1,762)

The Company has been proactively trying to mitigate this impact over our business through revenue yielding and a continued effort towards a reduced fuel consumption. Nonetheless, our ability to pass on any significant increases in fuel costs through fare increases is also limited by our ultra-low-cost business model and market high elasticity to price.

b)  Foreign currency risk

On December 31, 2021 the Company and its main subsidiary Concesionaria changed their functional currency from the Mexican Pesos to the US Dollar. The change of functional currency was accounted for prospectively with no impact on prior period information (Note 1m).

Through the year ending December 31, 2021 and before the change, the Mexican peso was the functional currency of Controladora and its main subsidiary Concesionaria, a significant portion of its operating expenses are denominated in U.S. dollar; thus, the Company relies on sustained U.S. dollar cash flows coming from operations in the United States of America, Central America and South America to support part of its commitments in such currency.

Foreign currency risk arises from possible unfavorable movements in the exchange rate which could have a negative impact in the Company’s cash flows. To mitigate this risk, the Company may use foreign exchange derivative financial instruments and non-derivative financial instruments.

Company’s expenditures, particularly those related to aircraft leasing and acquisition, are denominated in U.S. dollar. In addition, although jet fuel for those flights originated in Mexico are paid in Mexican pesos, the price formula is impacted by the Mexican peso /U.S. dollar exchange rate.

The Company’s exposure to currency risk as of December 31, 2021 is as set forth below:

	USD		Mexican Pesos		Others*		Total
Assets:
Cash, cash equivalents and restricted cash	Ps.	14,311,541	Ps.	817,735	Ps.	125,600	Ps.	15,254,876
Other accounts receivable, net		830,688		193,727		10,189		1,034,604
Guarantee deposits		10,992,268		—		6,772		10,999,040
Total assets	Ps.	26,134,497	Ps.	1,011,462	Ps.	142,561	Ps.	27,288,520

Liabilities:
Financial debt	Ps.	3,552,092	Ps.	2,724,588	Ps.	—	Ps.	6,276,680
Lease liabilities		53,326,884		—		1,588		53,328,472
Suppliers		2,504,827		3,290,110		127,667		5,922,604
Other taxes and fees payable		62,533		2,300,533		337,117		2,700,183
Total liabilities	Ps.	59,446,336	Ps.	8,315,231	Ps.	466,372	Ps.	68,227,939
Net foreign currency position	Ps.	(33,311,839)	Ps.	(7,303,769)	Ps.	(323,811)	Ps.	(40,939,419)

*The foreign exchange exposure includes: Quetzales, Colombian pesos and Colones.

The Company’s foreign exchange exposure as of December 31, 2020  is as set forth below:

	Thousands of U.S. dollars
	2020
Assets:
Cash, cash equivalents and restricted cash	US$	495,612
Other accounts receivable, net		39,997
Guarantee deposits		479,566
Derivative financial instruments		10
Total assets	US$	1,015,185

Liabilities:
Financial debt (Note 5)	US$	183,806
Lease liabilities		2,334,153
Suppliers		174,553
Other taxes and fees payable		16,105
Derivative financial instruments		484
Total liabilities		2,709,101
Net foreign currency position	US$	(1,693,916)

At April 26, 2022, date of issuance of these financial statements, the exchange rate was Ps.20.3183 per U.S. dollar.

In determining the spot exchange rate to use on initial recognition of the related asset, expense or income (or part of it) on the derecognition of a non-monetary asset or non-monetary liability relating to advance consideration, the date of the transaction is the date on which the Company initially recognizes the non-monetary asset or non-monetary liability arising from the advance consideration. If there are multiple payments or receipts in advance, the Company determines the transaction date for each payment or receipt of advance consideration.

As of December 31, 2021 and 2020, the Company did not enter into foreign exchange rate derivatives financial instruments. All the Company’s remaining position in FX plain vanilla forwards matured throughout the first quarter of 2019 (January).

For the year ended December 31, 2019, the net gains on the foreign currency forward contracts were Ps.4,199, which were recognized as part of rental expense in the consolidated statements of operations.

Foreign currency sensitivity

On December 31, 2021, the Company and its main subsidiary Concesionaria changed its functional currency from the Mexican peso to the US dollar. The following table demonstrates the sensitivity of a possible change in Mexican peso exchange rate to US dollar that would affect the Company prospectively from December 31, 2021 considering the change in functional currency, with all other variables held constant. The movement in the pre-tax effect shown below represents the result of a change in the fair value of assets and liabilities denominated in Mexican peso. The Company’s exposure to foreign currency exchange rates for all other currencies is not material.

	Change in	Effect on profit
	MXN$ rate	before tax

2021	+5%	Ps.	(69,942)
	-5%		69,942

The following tables demonstrate the sensitivity to a reasonably possible change in USD exchange rates that would have occurred as of December 31, 2021 before consideration of the change in functional currency of Concesionaria and Controladora, with all other variables held constant. The movement in the pre-tax effect is a result of a change in the fair value of assets and liabilities denominated in US dollars before the change in functional currency. The Company’s exposure to foreign currency changes for all other currencies is not material.

	Change in	Effect on profit
	USD$ rate	before tax
2021	+5%	Ps.	(1,439,653)
	-5%		1,439,653

2020	+5%	Ps.	(253,763)
	-5%		253,763

i)  Hedging relationships designating non-derivative financial instruments as hedging instruments for Foreign Exchange (FX) risk

Regarding the foreign currency risk effective since January 1st, 2019, the Company implemented two hedging strategies associated to forecasted FX exposures, by using non-derivatives financial assets and liabilities denominated in USD as hedging instruments.

In the first FX hedging strategy, the Company designated a hedge to mitigate the variability in FX fluctuation denominated in USD associated to forecasted revenues by using a portion of USD denominated financial liabilities associated to a portfolio of leasing liabilities up until the terms of the remaining leasing arrangements.

As of December 31, 2021, there was not outstanding USD balance designated under this hedging strategy due to the discontinuation of the hedge relationships. The outstanding USD balance designated under this hedging strategy as of December 31, 2020 amount to USD $1.5 billion, represented by recognized leasing liabilities, which have been designated as hedging instruments tagged to USD denominated forecasted revenues over the remaining lease term.

Additionally, during the year ended December 31, 2021 and 2020, the impact of these hedges was Ps.434,522 and Ps.411,222, respectively, which has been presented as part of the total operating revenue.

The second FX strategy consisted on designating a hedging relationship by using a portion of USD denominated non-derivative financial assets as hedging instruments, to mitigate the FX variability (MXN/USD) contractually included as a component in the purchase of a portion of future Jet Fuel consumption. For this strategy designated in 2019, a portion of the Jet Fuel consumption over the two following years was designated as hedged item; while the hedging instrument was represented by USD denominated recognized assets, including guaranteed deposits and cash and cash equivalents equivalent to USD$410 million, which represent a portion of the financial assets denominated in USD.

During the first quarter of 2021, the designated hedging instrument back in 2019 for USD$410 million expired consistent with the same foreign exchange strategy, the Company decided to designate a new hedging relationship, like the one concluded. For this new strategy a portion of the Jet Fuel consumption over the two following years has been designated as hedged item; while the hedging instrument was represented by USD denominated recognized assets, including guaranteed deposits and cash and cash equivalents equivalent to USD$350 million, which represent a portion of the financial assets denominated in USD.

As of December 31, 2021, there was not outstanding USD balance designated under this hedging strategy due to the discontinuation of the hedge relationships.The outstanding USD balance designated under this hedging strategy as of December 31, 2020 amount to USD$60.5 million, which does represent a portion of the recognized financial assets.

During the year ended December 31, 2021 and 2020, the impact of these hedges was Ps.182,190 and Ps.409,174, respectively, which has been presented as part of the total fuel expense.

Since the hedged items on for both hedging strategies were targeted at mitigating the cash flow variability of highly expected forecasted transactions, these were represented by multiple hedging relationships which do follow the Cash Flow Hedge Accounting Model.

The effective portion of the hedging instrument’s changes in fair value, were taken to the hedge reserve within the OCI, presented as a separate caption within the Company’s Stakeholders Equity, which is in accordance with IFRS 9 criteria.

The amounts recorded in OCI were recycled to profit and loss on a timely basis as corresponding USD denominated Income and/or Jet Fuel consumptions also affected the Company’s operating margin and are presented as adjustments to both operating income and expense, with respect to each FX hedging strategy in a timely manner, as USD denominated income and jet fuel consumption were recognized within operating earnings, hence reflecting a portion of both operating income and expenses amounts, net of both FX Hedging activities.

As of December 31, 2021, as a result of the change in functional currency from the Mexican peso to the US dollar, the Company concluded that these hedging strategies will no longer be effective, for which reason it accounted for the discontinuation of the hedge relationships. Accordingly, the cash flow hedge reserve in other comprehensive income at the date of the change of Ps.2,251,442 or US$109 million was reclassified to the income statement, which represented a loss within the foreign exchange (loss) gain, net caption.

c)  Interest rate risk

Interest rate risk is the risk that the fair value of future cash flows will fluctuate because of changes in market interest rates. The Company’s exposure to the risk of changes in market interest rates relates primarily to the Company’s long-term debt obligations and flight equipment lease agreements with floating interest rates.

The Company’s results are affected by fluctuations in certain benchmark market interest rates due to the impact that such changes may have on operational lease payments indexed to the London Inter Bank Offered Rate (“LIBOR”).

For the replacement of the USD LIBOR by the Secured Overnight Financing Rate (“SOFR”) the company is taking the necessary measures to adopt the new benchmark rates. Although USD LIBOR was planned to be discontinued by the end of 2021, in November 2020 the ICE Benchmark Administration (“IBA”), the FCA-regulated and authorized administrator of LIBOR, announced that it had started to consult on its intention to cease the publication of certain USD LIBORs after June 2023. As of 31 December 2021, it is still unclear when the announcement that will set a date for the termination of the publication of US dollar LIBOR will take place.

The Company uses derivative financial instruments to reduce its exposure to fluctuations in market interest rates and accounts for these instruments as an accounting hedge.

In most cases, when a derivative can be tailored within the terms and it perfectly matches cash flows of a leasing agreement, it may be designated as a CFH and the effective portion of fair value variations are recorded in equity until the date the cash flow of the hedged lease payment is recognized in the consolidated statements of operations.

The Irrevocable Trust number CIB/3249, whose trustor is the Company, entered a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB19) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 10% on the reference rate for the life of the CEBUR (VOLARCB19) and have the same amortization schedule. Thus, the cash flows of the CEBUR (VOLARCB19) are perfectly matched by the hedging instrument.

The sensitivity analysis of the change in the fair value of the interest hedging instrument on the CEBUR (VOLARCB19) as a result of a reasonably possible change in rates, keeping all other variables constant is as set forth below:

	Change in
	MX$ rate	Effect on cap
2021	+0.01%	Ps.	(30.86)
	-0.01%		30.86

2020	+0.01%	Ps.	(0.28)
	-0.01%		0.28

The cap start date was July 19, 2019, and the maturity date is June 20, 2024; consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB19) coupons for reference rate determination, coupon term, and fair value.

In addition, during November 2021 the Trust entered into a cap to mitigate the risk due to interest rate increases on the CEBUR (VOLARCB21L) coupon payments. The floating rate coupons reference to TIIE 28 are limited under the cap to 10% on the reference rate for the life of the CEBUR (VOLARCB21L) and have the same amortization schedule. Thus, the cash flows of the CEBUR (VOLARCB21L) are perfectly matched by the hedging instrument.

The cap start date was November 3, 2021, and the maturity date is October 20, 2026; consisting of 59 “caplets” with the same specifications as the CEBUR (VOLARCB21L) coupons for reference rate determination, coupon term, and fair value.

The sensitivity analysis of the change in the fair value of the interest hedging instrument on the CEBUR (VOLARCB21L) as a result of a reasonably possible change in rates, keeping all other variables constant is as set forth below:

	Change in
	MX$ rate	Effect on cap
2021	+0.01%	Ps.	(165.44)
	-0.01%		165.44

As of December 31, 2021 and December 31, 2020, the Company’s outstanding hedging contracts in the form of interest rate caps with original notional amount of Ps.3.0 billion and Ps.1.5 billion, respectively, had fair values of Ps.28,771 and Ps.326, respectively, and are presented as part of the financial assets in the consolidated statement of financial position. As of December 31, 2021, the effect allocated in OCI in relation to the interest rate caps amounts to Ps.5,407.

Debt Sensitivity Analysis

The following sensitivity analysis considers the position exposed to variable interest rates.

The target interest rate of the Banco de Mexico increased 125 bp in 2021, going from 4.25% to 5.50%. In addition to the reference changes, if the interest rate had changed on an annual average in the magnitude shown, the impact on results would have been as shown below:

	As of December 31, 2021		As of December 31, 2020
	+ 100 BP	- 100 BP	+ 100 BP	- 100 BP
Banco Nacional de Comercio Exterior, S.N.C. (“Bancomext”)	138,476	(138,476)	155,332	(155,332)
Asset backed trust notes (“CEBUR”)	133,173	(133,173)	131,054	(131,054)
Banco Sabadell S.A., Institución de Banca Múltiple (“Sabadell”)	16,064	(16,064)	18,086	(18,086)

d)  Liquidity risk

Liquidity risk represents the risk that the Company has insufficient funds to meet its obligations.Because of the cyclical nature of the business, the operations, and its investment and financing needs related to the acquisition of new aircraft and renewal of its fleet, the Company requires liquid funds to meet its obligations.

The Company attempts to manage its cash and cash equivalents and its financial assets, relating the term of investments with those of its obligations. Its policy is that the average term of its investments may not exceed the average term of its obligations. This cash and cash equivalents position is invested in highly liquid short-term instruments through financial entities.

The Company has future obligations related to maturities of bank borrowings, lease liabilities and derivative contracts. The Company’s off-balance sheet exposure represents the future obligations related to aircraft purchase contracts. The Company concluded that it has a low concentration of risk since it has access to alternate sources of funding.

As of December 31, 2021, our cash, cash equivalents and restricted cash were Ps.15,254,876.

The table below presents the Company’s contractual principal payments required on its financial liabilities and the derivative financial instruments fair value:

	December 31, 2021
		Within one	One to five
		year	years		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	Ps.	3,535,649	Ps.	—	Ps.	3,535,649
Asset backed trust note (“CEBUR”) (Note 5)		500,000		2,250,000		2,750,000

Lease liabilities:
Aircraft, engines, land and buildings leases		5,842,492		43,807,747		49,650,239
Aircraft and engine lease return obligation		451,788		3,436,001		3,887,789
Total	Ps.	10,329,929	Ps.	49,493,748	Ps.	59,823,677

	December 31, 2020
	Within one		One to five
	year		years		Total
Interest-bearing borrowings:
Pre-delivery payments facilities (Note 5)	Ps.	1,096,543	Ps.	2,554,069	Ps.	3,650,612
Short-term working capital facilities (Note 5)		200,000		—		200,000
Asset backed trust note (“CEBUR”) (Note 5)		250,000		1,250,000		1,500,000

Derivative financial instruments:
Jet fuel Asian Zero-Cost collars options contracts		9,657		—		9,657
Lease liabilities:
Aircraft, engines, land and buildings leases		6,484,092		37,646,450		44,130,542
Aircraft and engine lease return obligation		86,801		2,417,683		2,504,484
Total	Ps.	8,127,093	Ps.	43,868,202	Ps.	51,995,295

e)  Credit risk

Credit risk is the risk that any counterparty will not meet its obligations under a financial instrument or customer contract, leading to a financial loss. The Company is exposed to credit risk from its operating activities (primarily for trade receivables) and from its financing activities, including deposits with banks and financial institutions, foreign exchange transactions and other financial instruments including derivatives.

Financial instruments that expose the Company to credit risk involve mainly cash equivalents and accounts receivable. Credit risk on cash equivalents relate to amounts invested with major financial institutions.

Credit risk on accounts receivable relates primarily to amounts receivable from the major international credit card companies. The Company has a high receivable turnover; hence management believes credit risk is minimal due to the nature of its businesses, which have a large portion of their sales settled in credit cards.

The credit risk on liquid funds and derivative financial instruments is limited because the counterparties are banks with high credit-ratings assigned by international credit-rating agencies.

Some of the outstanding derivative financial instruments expose the Company to credit loss in the event of nonperformance by the counterparties to the agreements. However, the Company does not expect any of its counterparties to fail to meet their obligations. The amount of such credit exposure is generally the unrealized gain, if any, in such contracts.

To manage credit risk, the Company selects counterparties based on credit assessments, limits overall exposure to any single counterparty and monitors the market position with each counterparty. The Company does not purchase or hold derivative financial instruments for trading purposes. On December 31, 2021, the Company concluded that its credit risk related to its outstanding derivative financial instruments is low, since it has no significant concentration with any single counterparty and it only enters into derivative financial instruments with banks with high credit-rating assigned by international credit-rating agencies.

f)  Capital management

Management believes that the resources available to the Company are enough for its present requirements and will be sufficient to meet its anticipated requirements for capital expenditures and other cash requirements for the next fiscal year.

The primary objective of the Company’s capital management is to ensure that it maintains healthy capital ratios to support its business and maximize the shareholder’s value. No changes were made in the objectives, policies or processes for managing capital during the years ended December 31, 2021 and 2020. The Company is not subject to any externally imposed capital requirement, other than the legal reserve (Note 19).

As part of the management strategies related to acquisition of its aircrafts (pre-delivery payments), the Company pays the associated short-term obligations by entering into sale-leaseback agreements, whereby an aircraft is sold to a lessor upon delivery (Note 5 b).